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                                                                   EXHIBIT 10.60

                             OREGON HOUSING AGENCY
                                STATE OF OREGON

                            ELDERLY HOUSING PROGRAM

                              MANAGEMENT AGREEMENT


THIS AGREEMENT is made this 29 day of July, 1991, between McMinnville Residential Center Limited Partnership (hereinafter referred to as "Owner"), and Crossings Corporation (hereinafter referred to as "Agent") and will become effective only after all parties have signed and dated this Agreement, (including the Oregon Housing Agency), and such effective date will be not sooner than July 29, 1991.

In consideration of the terms, conditions and covenants hereinafter set forth, the Owner and Agent mutually agree as follows:

SECTION 101. DEFINITIONS:

As used in this Agreement the terms below shall have the following definitions unless the context otherwise requires:

101.1 "Agency" shall mean the Oregon Housing Agency, State of Oregon, as established under the provisions of ORS Chapter 456, as amended.

101.2 "Development" shall mean the land, improvements, buildings, appurtenances and equipment thereon of the owner known as McMinnville Residential Estates, located in the City of McMinnville, County of Yamhill, State of Oregon. The real property is more particularly described in the attached Exhibit "A" which by reference are hereby incorporated in this Agreement.

101.3 "Gross Collections" shall mean all amounts actually collected by the Agent, as rents, vending and laundry machine income, income from commercial space, but excluding (i) income derived from interest on investments, (ii) discounts and dividends on insurance, and (iii) security deposits.

101.4 "Lease" shall mean the form of the Agency-approved agreement between the Owner and a Resident under the terms of which said Resident is entitled to enjoy possession of a dwelling unit.

101.5 "Rent" shall mean that monthly amount which a Resident is obligated to pay the Owner pursuant to the terms of a Lease.

101.6 "Resident" shall mean a person occupying a dwelling unit in the Development pursuant to a Lease.

101.7 "Act" shall mean the Housing Finance Act, ORS Chapter 456, as amended.


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SECTION 201. APPOINTMENT OF AGENT:

The Owner hereby appoints the Agent, and the Agent hereby accepts appointment, on the terms and conditions hereinafter provided, as exclusive management agent of the Development and will manage the development in a reasonable and a prudent business manner as well as perform all specific duties set forth below.

SECTION 301. REGULATION BY THE AGENCY:

The Agent fully understands that the Owner has assumed or is assuming a loan from the Agency and is required to comply with the Act and rules of the Agency. The Agent further full understands that the operation of the Development is subject to a Regulatory Agreement, dated March 22, 1991, between the Owner and the Agency. The Agent also understands that the Owner is or will be providing accommodations in the Development to persons of low and moderate income principally for residential use. In the performance of its duties hereunder, the Agent agrees to comply with the provisions of the Act, the policies, procedures, and rules of the Agency, and the Regulatory Agreement and the terms of this Agreement. The Agent agrees that in the event of a conflict between the Management Agreement and the Regulatory Agreement, the Regulatory Agreement shall control.

SECTION 401. CONFER WITH OWNER AND THE AGENCY:

The Agent agrees to keep itself informed on the policies of the Agency and, notwithstanding the authority given to the Agent in this Agreement, to confer fully and freely with the Owner and the Agency in the performance of its duties hereunder.

SECTION 501.  MEETING WITH THE OWNER AND AGENT:

The Agent agrees to cause an officer of the Agent to attend meetings with the Owner and Marketing Agent at any time or times requested by the Owner or the Agency.

SECTION 601. PERSONNEL OF AGENT:

601.1 Employees of Agent - General. The Agent is approved to act as Agent based on the experience represented to the Agency of two of its staff to the Agency, (Richard W. Boehlke and Brett Freshwaters). The Agent has further represented that these individuals will be directly involved in the oversight of the day to day operations and accounting functions of McMinnville Residential Estates. Because the Agency is giving its approval of the Agent based on the experience of these individuals, if the Agent causes or experiences a loss of one or more of these individuals in their positions as initially represented to the Agency, the Agent shall promptly replace said individual(s) with qualified individuals acceptable to the Agency. Replacement(s) may not occur unless the Agency gives its approval in writing. Such approval shall not be unreasonably withheld.



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           Compensation (including fringe benefits) payable to the bookkeeping, clerical and other managerial personnel, plus all local, state, and federal taxes and assessments incidental to the employment of such personnel will be borne solely by the Agent, and will be paid out of the Agent's fee. See Section 1201.

601.2 Employees of Agent -- On site. The agent shall investigate, hire, pay, supervise and discharge all Development administrative and maintenance personnel and all managerial personnel necessary for the full and efficient performance of its duties under this Agreement, including the physical presence of a responsible person at such times as may reasonably be requested by the Agency. Such personnel shall include but are not limited to:

           Number                    Position Title

            1                        Full-time cook
            1                        Part-time cook
            1                        Full-time cook's helper
            1                        Part-time cook's helper
            2                        Dishwashers
            1                        Full-time housekeeper
            1                        Part-time housekeeper
            1                        Activities Director
            1                        Assistant Manager
            1                        Manager

            No less than one responsible managerial person of the Agent shall be physically present at the Development not less than 24 hours per day seven days per week. Two (2) rent-free one (l)-bedroom apartment(s) may be provided for the on-site manager.

            Such personnel shall in every instance be in the Agent's and not in the Owner's employ. Compensation for the services of such employees (as evidenced by certified payroll(s)) shall be considered an operating expense of the Development.

SECTION 701. SERVICES OF AGENT:

701.1 Structure and Warranties. The Agent shall obtain from the Owner a complete set of plans and specifications as approved by the Agency and copies of all guarantees and warranties pertinent to construction, fixtures and equipment. With the aid of this information and inspection by competent personnel, the Agent shall thoroughly familiarize itself with the character, location, construction, layout, plan and operation of the Development and especially of the electrical, heating, plumbing, air conditioning and ventilating systems, and all other mechanical equipment.




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701.2      Maintenance and Repairs.  The Agent shall cause the buildings, appurtenances, equipment and grounds of the Development to be maintained and repaired according to standards acceptable to the Owner and the Agency.

           (i) Special attention will be given to preventive maintenance, and to the greatest extent feasible, the services of regular maintenance employees will be used.

          (ii) The Agent will contract with qualified independent contractors for the maintenance and repair of heating, ventilation and air-conditioning systems and elevators, and for extraordinary repairs beyond the capability of regular maintenance employees.

701.3 Preventive Maintenance. The Agent shall develop a preventive maintenance schedule including, but not limited to, periodic inspections of the units; residency commencement and termination check lists; inventory control; common area maintenance; equipment maintenance; exterior maintenance on a seasonal basis; and painting, decorating and replacement timetables, as necessary.

701.4 Service Requests of Residents. The Agent shall maintain businesslike relations with Residents whose service requests shall be received, considered, and recorded on a systematic, written basis to show the action taken with respect to each such request. Complaints of a serious nature and all written complaints shall, after thorough investigation, be reported to the Owner with appropriate recommendations.

           The Agent shall make provisions for receipt of emergency calls from Residents on a 24-hour basis.

701.5 Inspection of Units. As part of a continuing program to secure full performance by the Residents of all obligations and maintenance for which they are responsible, the Agent shall make an annual inspection of all dwelling units and report its findings in writing to the Owner and the Agency.

701.6 Property Insurance. In accordance with 701.11(i), the Agent shall obtain recommendations for, and cause to be placed in force, all forms of insurance needed to adequately protect the Owner and the Development (or as required by law), including, where appropriate, comprehensive general liability insurance, boiler insurance, fire and extended coverage insurance, burglary and theft insurance and business income insurance. All of the various types of insurance coverage required for the benefit of the Agency, Owner and the Development shall be placed with such companies, in such amounts, and with such beneficial interest appearing therein as shall be acceptable to the Owner and the Agency.


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            The Agent shall promptly investigate and make a full written report to the Owner and the Agency within five (5) working days of receiving knowledge of any accident or claim for damage relating to the ownership, operation and maintenance of the Development, including any damage or destruction of the Development and the estimated cost of repair, and shall cooperate and make any and all reports required by any insurance company in connection therewith.

701.7 Development Automobile Insurance. The Agent shall obtain automobile liability coverage on the project vehicle(s). This will be a project operating cost. Minimum coverage shall be $500,000 combined single limit with the owner named as an additional insured party. Agent shall only allow persons properly licensed and insured to operate the vehicle(s).

701.8 Notice of Authority. In addition to its authority to manage the premises as specified herein, the Agent is authorized by the Owner to accept service of process and to receive and give receipt for notices and demands. A notice containing such information shall be posted in a conspicuous place on the premises.

701.9 Review of Operations. The Agent shall permit the Agency to conduct on-site evaluations of the performance of any or all management services which the Agent has agreed to provide as required by this Agreement, and the Management Plan, if any. An authorized representative of the Agent shall be available during on-site evaluations. The Agency will render to the Owner and Agent written reports based on such evaluations. The Agent shall correct any deficiencies noted in these evaluations within 30 days of the receipt of the report from the Agency. In the event such correction cannot be made within 30 days, the Agent shall provide the Agency with written plan for such correction, including a timetable of proposed actions.


701.10 Collections and Delinquencies. The Agent shall collect and deposit in the account established pursuant to Section 1001 hereof all rents and other charges due from Residents and all rents or other payments due the Owner from lessees of other nondwelling areas of the Development. The Agent agrees, and the Owner hereby authorizes the Agent, to request, demand, collect, receive, and give receipts for any and all charges or rents which may at any time be or become payable to Owner. Rents and other charges shall not be accepted in cash by the Agent unless a receipt is given to the payee and a copy is retained in the Development records. The Agent agrees to take such action, including legal action, with respect to delinquencies in payments due the Owner as the Owner may from time to time authorize. The Agent shall furnish the Owner with an itemized list of all Residents with delinquent accounts as of the tenth (10th) day of each month on or before the fifteenth (15th) day of the same month.




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               McMinnville Residential Center Limited Partnership

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701.11    Payments and Expenses.  From the funds collected and deposited in the account established pursuant to Section 1001 hereof, the Agent shall cause to be disbursed regularly and punctually in accordance with the provisions of the Regulatory Agreement the following:

           (i) All of the real estate tax and insurance premium escrow payments required of the Owner, which payments shall be deemed to be part of the "operating expenses" of the Development as the same are defined in the Regulatory Agreement, and

           (ii) all of the principal and interest required to be paid to the Agency by the Trust Deed Note and Trust Deed, and

          (iii) all remaining operating expenses of the Development including administrative, food service, housekeeping, maintenance and utility expenses as set forth in Schedule D of Agency Form 102 (Feasibility Analysis), and

           (iv) all amounts required to be deposited with the Agency or its designated depository in the Replacement Cost Reserve Account, as set forth in the Regulatory Agreement, and

            (v) the fees of the Development's Management Agreement including the fee of the Agent as provided in Section 1201.

With the exception of payments provided in this section and payments for utilities services, the Agent shall make no disbursements in excess of $1,000 unless specifically authorized by the Owner and approved by the Agency; provided that emergency repairs, involving manifest danger to life and property, or immediately necessary for the preservation and safety of the Development, or for the safety of the Residents, or required to avoid the suspension of any necessary services to the Development, may be made by the Agent without regard to the cost limitation imposed by this Section with the understanding that the Agent will, if at all possible, confer immediately with the Owner regarding every such expenditure, and will submit the request for the required Agency approval promptly following the emergency. The Agent shall not incur liabilities to Owner (direct or contingent) which, in the aggregate, will exceed at any time $2,500 or which require payment more than one year from the creation thereof, unless specifically authorized by the Owner and approved by the Agency.



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701.12     Governmental Orders.  The Agent shall take such action as may be necessary to comply promptly with any and all orders or requirements affecting the Development placed thereon by any federal, state, county or municipal authority having jurisdiction thereover, and orders of the Board of Fire Underwriters or other similar bodies. The Agent shall not take any action under this Section unless the Agency so directs so long as the Owner is contesting or has affirmed its intention to contest any such order or requirement and promptly institutes proceedings contesting any such order or requirement. The Agent shall promptly, and in no event later than 48 hours from the time of their receipt, notify the Owner and the Agency in writing of all such orders and notices of requirements.

701.13 Utility Service and Purchases. Subject to the approval of the Owner and in accordance with the rules of the Agency, the Agent shall make contracts for garbage and trash removal, fuel oil, extermination, snow removal, elevator maintenance and other necessary services. Further, the Agent shall place orders for such equipment, tools, appliances, food, materials and supplies as are necessary to operate, maintain and repair the Development properly. When taking bids or issuing purchase orders, the Agent shall act at all times in the best interest of the Owner and shall be under duty to secure for and credit to the Owner any discounts, commissions or rebates obtainable as a result of such purchases.

701.14     Records and Reports

           (i) The Agent shall establish and maintain a comprehensive system of records, books and accounts in a manner satisfactory to the Owner and the Agency. All records, books and accounts will be subject to examination at reasonable hours by any authorized representative of the Owner or the Agency.

          (ii) With respect to each fiscal year ending during the term of this Agreement, the Agent will have an annual financial report prepared by an independent Certified Public Accountant acceptable to the Agency based upon the preparer's examination of the books and records of the Owner and the Agent. The report will be prepared in accordance with the Agency's requirements, an opinion will be rendered by the preparer and the Agent will complete a representation letter. The Agent will submit all these to the Owner within sixty (60) days after the end of the fiscal year, for the Owner's further certification and submission to the Agency. Compensation for the preparer's services will be considered an operating expense of the Development.

         (iii) The Agent will prepare a semi-annual income statement which compares actual and budgeted income and expenses for the six (6) month period and for the "year to date", and will submit each statement to the Owner and the Agency within fifteen (15) days after the end of each six (6) mouth period ending June and December.


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         (iv)    The Agent will furnish such information (including occupancy reports) as may be requested by the Owner or the Agency from time to time with respect to the financial, physical or operational condition of the Development.

         (v) By the fifteenth (15th) day of each month, the Agent will furnish the Owner with an attorney list of all rent delinquencies as of the tenth (10th) day of the same month. The list shall include amounts due on leases of other non-dwelling areas of the development

         (vi) By the twentieth (20th) of each month, the Agent will furnish the Owner with a statement of receipts and disbursements during the previous month, and with a schedule of accounts equivalent and payable, and reconciled bank statements for the Account as of the end of the previous month.

         (vii) The Agent shall Prepare, execute and file all forms, reports and returns required by law in connection with the employment of personnel, including unemployment insurance, workers' compensation insurance, disability benefits, social security act other similar insurance, benefits or taxes now in effect or hereafter imposed.

701.15 Operating Budget. At least forty-five (45) days before the beginning of each new fiscal year for the Development, the Agent shall prepare and submit to the Owner and the Agency an operating budget, ln such form as may be prescribed by the Agency, setting forth an itemized statement of the anticipated receipts and disbursements for the Development.

701.16 Marketing Duties. The Agent shall immediately assume responsibility for all functions and services of the initial and/or continued rental of the units. All leases of other non-dwelling areas of the Development as well as changes, alterations, assignments, revisions, and renewals of such leases are subject to written review and approval of the Agency and Owner.

701.17   Compliance of Residents.

         (i) The Agent shall at all times during the term of this Agreement operate and maintain the Development according to the highest standards achievable. The Agent shall secure full compliance by the Residents with the terms and conditions of their respective Leases and Rules of the Oregon Housing Agency. The Agent shall also secure full compliance by lessees and users of other non-dwelling areas of the Development with the terms and conditions of their respective leases and use agreements.

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               McMinnville Residential Center Limited Partnership
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         (ii)    Voluntary compliance shall be emphasized, and the Agent shall counsel residents and make referrals to social service agencies in cases of financial hardship or under other circumstances deemed appropriate by the Agent, so that involuntary termination of tenancies may be avoided to the maximum extent consistent with sound management of the Development. The Agent will not, however, tolerate willful evasion of payment of rent.

         (iii) The Agent may lawfully terminate any tenancy when, in the Agent's judgment, sufficient cause occurs under the terms of the Resident's Lease or the lease of other non-dwelling areas of the Development. Statements explaining evictions shall be filed promptly with the Owner and the Agency.

         (iv) The Agent is authorized to consult with legal counsel designated by the Owner to bring actions for eviction and to execute notices to vacate and to commence appropriate judicial proceedings; provided, however, that the Agent shall keep the Owner informed of such actions and shall follow such instructions as the Owner has prescribed. Subject to the Owner's approval, costs incurred in connection with such actions shall be considered as operating expenses.

701.18 Certification of Residents. The Agent shall require residents to certify that they are at least 58 years of age at the time they move into the Development. Agent shall also require residents to certify their gross income at the time they apply for a unit in the Development. All resident's household gross income must be equal to or below the income limit that is set by the Agency unless a waiver is granted for a particular resident in compliance with the Act. Twenty
         (20) percent of the Development units will be occupied at all times by, or held for, occupancy by low-income residents as defined by the U.S. Department of Housing and Urban Development.

701.19 Services to Residents. The Agent will be responsible for providing the following services to residents (list all below):

         - Three meals daily provided to the Congregate and Residential Care Facility residents in separate dining rooms; project van to take residents to doctors, shopping, and social activities; exercise and craft classes, and a barber and beauty shop will be located in the project. Housekeeping and linen service provided to the Congregate and Residential Care Facility residents. Health care provided to the Residential Care Facility residents as authorized by the RCF license.

SECTION 801. OTHER ACTS:

The Agent shall perform such other acts and deeds requested by the Owner, or the Agency, as are reasonable, necessary and proper in the discharge of Agent's duties under this Agreement.

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SECTION 901. LIABILITY OF AGENT:

Everything done by the Agent under the provisions of this Agreement shall be done as Agent of the Owner, and all obligations or expenses incurred thereunder shall be for the account of and on behalf of the Owner. Any payments to be made by the Agent hereunder shall be made out of such sums as are available in the Operating Receipts and Expense Account established pursuant to Section 1001-1. The Agent shall not be obliged to make any advance to, or for the account of, the Owner or to pay any sum, except out of funds held or provided as aforesaid, nor shall the Agent be obliged to incur any liability or obligation for the account of the Owner without assurance that the necessary funds for the discharge thereof will be provided by the Owner.

SECTION 1001. BANK ACCOUNTS:

1001.1 Operating Receipts and Expense Account. The Agent shall establish and maintain, in a depository whose deposits are insured by the Federal Deposit Insurance Corporation (FDIC), in accordance with the provisions of the Regulatory Agreement, a separate depository account as Agent of the Owner for the deposit of the monies of the Owner, with authority to draw thereon for any payments to be made by the Agent to discharge any liabilities or obligations of the Owner incurred in accordance with this Agreement. This account shall be carried in the Agent's name and shall be designated of record as "McMinnville Residential Estates Operating Receipts and Expense Client Trust Account." The Agent shall also establish such other special depository accounts as may be required by the Owner or the Agency.
          Any and all interest which may accrue on deposits contained in any accounts established in accordance with this paragraph shall be used by the Agent to discharge any liabilities or obligations of the Owner in the same manner as the Agent uses other monies of the Owner.


1001.2 Security Deposit Account. The Agent shall collect, deposit and disburse Residents' security deposits in accordance with the terms of the respective Leases. Residents' security deposits shall be deposited by the Agent in an interest-bearing account, separate from all other accounts and funds, with a depository whose deposits are insured by the FDIC. The Agent shall be responsible for any loss incurred by the Development for its failure to comply with refunding of security deposits to Residents as required in the Regulatory Agreement. This account shall be carried in the Agent's name and shall be designated of record as "McMinnville Residential Estates Conditionally Refundable Security Deposit Client Trust Account". The Agent shall cause the amount of the security deposit account to equal or exceed at all times the aggregate of all outstanding obligations by the Owner with respect to security deposits.




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SECTION 1101. OFFICE IN DEVELOPMENT:

The Owner shall furnish the Resident Manager with suitable office space and office furniture on the site of the Development and with electricity, heat, water and janitorial service therein, as prescribed by the Agency. Office expenses, including but not limited to telephone, postage, stationery, office equipment and supplies shall be considered an operating expense of the Development.

SECTION 1201. COMPENSATION OF AGENT:

The sole compensation which the Agent shall be entitled to receive for all services performed under this Agreement shall be a fee of five percent (5%) of Gross Collections as defined in Section 101.3. Such fees shall be computed and paid monthly based upon the Gross Collections for the preceding month.

All supervisory, bookkeeping-accounting and clerical expenses (including fringe benefits), along with all of the Agent's overhead expenses will be borne by the Agent out of its own funds and will not be treated as an operating expense of the Development.

SECTION 1301. NONDISCRIMINATION:

In the performance of its obligations under this Agreement, the Agent will comply with the provisions of any federal, state or local law prohibiting discrimination in housing on the grounds of race, color, sex, religion or national origin, as stated in ORS 659.

This Agreement may be terminated or suspended, in whole or in part, by the Owner or the Agency upon the basis of a finding by the Owner or the Agency that the Agent has not complied with nondiscrimination provisions.

SECTION 1401. EXPIRATION AND TERMINATION:
 1401.1 Expiration. Unless sooner terminated pursuant to Sections 1401.2, 1401.3, 1401.4, 1401.5 or 1401.6 of this Agreement, this Agreement shall be in effect from the date of execution hereof until *________. Unless a written notice to terminate this Agreement is submitted to the Agency at least 30 days prior to the expiration date of this Agreement, this Agreement will continue on a month to month basis until termination by either party as provided in Section 1401.4 below. Execution shall not be deemed complete unless and until this Agreement has been approved in writing by the Agency.

         *(To be determined by Owner and Agent at execution of Agreement.)

1401.2 Termination by Mutual Consent. This Agreement may be terminated by the mutual written consent of the Owner and the Agent only with the prior written consent of the Agency. Owner and Agent shall submit their written request to terminate this Agreement to the Agency at least 30 days prior to the date specified for termination. A suitable Management Agent must be submitted and approved by the Agency prior to the termination of this agreement.

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1401.3    Termination by Owner for Cause.  In the event that the Agent shall fail to perform any of its duties hereunder or comply with any of the provisions hereof, the Owner shall notify Agent and the Agency of Owner's intent to terminate this Agreement by delivering to Agent written notice to remedy such default. If such default is not remedied within 30 days from the date of notice to Agent, Owner may terminate this Agreement. Owner must notify the Agency in advance of his/her intent to terminate this Agreement. A suitable Management Agent must be submitted and approved by the Agency prior to termination of this Agreement.

1401.4 Termination by the Owner/Agent. This agreement may be terminated by the Owner/Agent only with the prior written notice of the Agency. The Owner/Agent shall submit his or her written notice to terminate this Agreement to the Agency with a coy to the Owner/Agent at least 30 days prior to the date specified for termination. Unless termination is for cause or by the Agency as provided for in Section 1401.6, the minimum term of this agreement shall be *________. The Owner/Agent may not terminate this Agreement under this Section unless the minimum term has expired. The Agency will only give its approval of such termination if a suitable Management Agent has been submitted to the Agency and approved prior to the date listed in the termination notice.

         *(To be determined by Owner and Agent at execution of Agreement.)

1401.5 Termination Because of Bankruptcy. In the event that Owner or the Agent shall become insolvent, however defined; shall be dissolved; shall commit an act of bankruptcy under the United States Bankruptcy Act (as now or hereafter amended); shall file or have filed against it, voluntarily or involuntarily, a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the United States Bankruptcy Act (as now or hereafter amended); shall make an assignment for the benefit of creditors; shall procure, permit or suffer, voluntarily or involuntarily, the appointment of a receiver or trustee to take charge of any of the mortgaged property or any other properties owned by Owner or the Agent, or shall have initiated against either the Owner or the Agent, voluntarily or involuntary, any act, process or proceeding under any insolvency law or other statute or law providing for the modification or adjustment of the rights of creditors, either party hereto may immediately terminate this Agreement without notice to the other party provided that the Agency has given its written consent to such termination and further provided that prompt advice of such action be given to the other party.





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1401.6   Termination by the Agency. It is expressly understood and agreed by and between and Owner and the Agent that the Agency shall have the right to terminate this Agreement, with cause, on ten (10) days' written notice to the Owner and the Agent; except that in the event of a default by the Owner under its Trust Deed to the Agency or the Regulatory Agreement, the Agency shall have the right to terminate this Agreement immediately without notice, but prompt advice of such action shall be given to the Owner and the Agent. It is further understood and agreed that no liability shall attach to the Agency in the event of termination of this Agreement pursuant to this Section.

1401.7 Accounting Upon Terminating. Within ten (10) days after the termination of this Agreement, the Owner and Agent shall account to each other with respect to all matters outstanding as of the date of termination, the Owner shall furnish the Agent security against any outstanding obligations or liabilities which the Agent may have incurred hereunder, and the Agent shall turn over to the Owner all records, documents or other instruments, waiting lists and any and all other files and papers in its possession pertaining to the Agent's performance under this Agreement.

SECTION 1501. ASSIGNMENTS:

This Agreement shall inure to the benefit of and constitute a binding obligation upon the Owner and Agent, and their respective successor and assigns, provided that the Agent cannot assign this Agreement or any of its duties hereunder without the prior written consent of the Owner and the Agency.

SECTION 1601. AMENDMENT:

This Agreement constitutes the entire agreement between the Owner and the Agent, and no amendment or modification thereof shall be valid and enforceable except by supplemental agreement in writing, executed, and approved in the same manner as this Agreement.

SECTION 1701. EXECUTION OF COUNTERPARTS:

For the convenience of the parties, this Agreement has been executed in counterpart copies, which are in all respects similar and each of which shall be deemed to be complete in itself so that any one may be introduced in evidence or used for any other purpose without the production of the other counterparts.

SECTION 1801. MISCELLANEOUS:

Wherever used in this Agreement, the singular number shall include the plural, and the plural shall include the singular; and the use of any gender shall apply to all genders. The captions and the headings of the sections of this Agreement are for convenience only and are not to be used to interpret or define the provisions hereof.


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               McMinnville Residential Center Limited Partnership

SECTION 1901. WAIVER

No waiver of a breach of any of the agreements or provisions contained in this Agreement shall be construed to be a waiver of any subsequent breach of the same or of any other provisions of this Agreement.

SECTION 2001. SEVERABILITY:

If any clause, sentence, section, paragraph, provision or part of this Agreement is judged to be invalid or unenforceable, such adjudication shall not affect or invalidate the remainder of this Agreement, it being understood and agreed that such invalid or unenforceable clause, sentence, section, paragraph, provision or part is and shall be severable from the remainder of this Agreement.





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               McMinnville Residential Center Limited Partnership

SECTION 2101.  NOTICE:

Whenever any notice is required to be given herein, Notice shall be deemed to have been given when sent by certified mail to the parties to this Agreement at the following addresses:

OWNER:   McMINNVILLE RESIDENTIAL CENTER     AGENT:  CROSSINGS
         LIMITED PARTNERSHIP                        INTERNATIONAL CORPORATION
         c/o Crossings Corporation                  4303 Ruston Way
         4303 Ruston Way                            Tacoma, WA 98402
         Tacoma, WA 98402


AGENCY:  Oregon Housing Agency
         1600 State Street, Suite 100
         Salem, Oregon 97310

SECTION 2201.  EXECUTION OF AGREEMENT:

This Agreement is not completed until it has been approved in writing by the Agency.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


OWNER: McMINNVILLE RESIDENTIAL CENTER       AGENT: CROSSINGS INTERNATIONAL
           LIMITED PARTNERSHIP                      CORPORATION,
By:      CROSSINGS INTERNATIONAL                    a Washington corporation
         CORPORATION, General Partner

By:      /s/ Richard ????                    By:     /s/ Richard ????
         ----------------------------------          ---------------------------
Its:     President                                   President
         ----------------------------------          ---------------------------
Date:    July 29, 1991                               July 29, 1991
         ----------------------------------          ---------------------------


The Oregon Housing Agency, State of Oregon, hereby approves and consents to the foregoing Management Agreement and Agent appointed therein.

Date:                                        By:
     -------------------------------------      ------------------------------
                                                Manager,
                                             Asset & Property Management


               McMinnville Residential Center Limited Partnership


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